UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

VINE HILL CAPITAL INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42267	98-1794687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 E Broward Blvd, Suite 900 Fort Lauderdale, FL	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 848-2859

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VCICU	Nasdaq Stock Market
Class A ordinary shares included as part of the units	VCIC	Nasdaq Stock Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VCICW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 8, 2025, Vine Hill Capital Investment Corp., a Cayman Islands exempted company (“SPAC”), CoinShares International Limited, a public company limited by shares organized under the laws of the Bailiwick of Jersey, Channel Islands (“CoinShares”), Odysseus Holdings Limited, a private company limited by shares organized under the laws of the Bailiwick of Jersey, Channel Islands (“Holdco”) and Odysseus (Cayman) Limited, a Cayman Islands exempted company (“SPAC Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement” and, the transactions contemplated by the Business Combination Agreement, the “Business Combination” or the “Transactions”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

One (1) day prior to the SPAC Effective Time (as defined below), Vine Hill Capital Sponsor I LLC (“Sponsor”) will (a) forfeit and surrender to SPAC for no consideration 2,933,333 SPAC Class B ordinary share (each, a “SPAC Class B Share” and such forfeited shares, the “Sponsor Forfeited Shares”), (b) elect to convert each remaining issued and outstanding SPAC Class B Share (other than the Sponsor Forfeited Shares) held by it into one (1) SPAC Class A ordinary share (each, a “SPAC Class A Share” and, such conversion, the “SPAC Class B Conversion”) and (c) each outstanding SPAC private placement warrant issued to Sponsor will be forfeited to SPAC for no consideration and cancelled (the “Private Placement Warrant Cancellation”). Immediately prior to the SPAC Effective Time, each SPAC unit issued in connection with the initial public offering of SPAC (each, a “SPAC Unit”), each such SPAC Unit consisting of one (1) SPAC Class A Share and one-half (1/2) of one warrant to purchase one (1) SPAC Class A Share (each such warrant, a “SPAC Public Warrant”), will be separated (the “SPAC Unit Separation”) and the holder of each such SPAC Unit will be deemed to hold one (1) SPAC Class A Share and one-half (1/2) of one SPAC Public Warrant, with any fractional SPAC Public Warrant rounded down to the nearest whole number of SPAC Public Warrants. Immediately after the SPAC Unit Separation, all SPAC Units will be automatically cancelled and cease to exist.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, (x) SPAC will merge with and into SPAC Merger Sub, with SPAC Merger Sub being the surviving entity as a direct, wholly-owned subsidiary of Holdco (the “SPAC Merger” and, the effective time of the SPAC Merger, the “SPAC Effective Time”), and with each SPAC shareholder receiving one Holdco ordinary share (each, a “Holdco Ordinary Share”) for each SPAC Class A ordinary share (each, a “SPAC Class A Share”) in accordance with the terms of the Business Combination Agreement, (y) subject to the approval of SPAC and CoinShares shareholders, among other things, SPAC Merger Sub will acquire CoinShares, with such acquisition being effected by the exchange of all CoinShares Ordinary Shares for Holdco Ordinary Shares by way of a court sanctioned scheme of arrangement under Jersey law (the “Acquisition” and, together with the SPAC Merger, the “Mergers” and, the effective time of the Acquisition, the “Acquisition Effective Time”), pursuant to which CoinShares will become a direct, wholly-owned subsidiary of SPAC Merger Sub and (z) after the Mergers, SPAC Merger Sub will distribute any remaining cash (after giving effect to valid redemption elections of its public shareholders) in SPAC’s trust account held for its public shareholders (the “Trust Account”) to Holdco and will be liquidated. As a result of the transactions contemplated by the Business Combination Agreement, SPAC and CoinShares will become wholly-owned subsidiaries of Holdco, and Holdco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

Consideration

As consideration for the SPAC Merger, at the SPAC Effective Time, (a) each issued and outstanding SPAC Class A Share (including each SPAC Class A Share issued upon the SPAC Class B Conversion) will be converted into one (1) Holdco Ordinary Share and (b) each outstanding SPAC Public Warrant will be assumed by Holdco as a public warrant of Holdco (each, a “Holdco Public Warrant”), having substantially the same terms and conditions and exercisable for Holdco Ordinary Shares. As consideration for the Acquisition, at the Acquisition Effective Time, (w) each CoinShares ordinary share (each, a “CoinShares Ordinary Share”) that is issued and outstanding (other than the PIPE Shares) will be exchanged for the number of Holdco Ordinary Shares equal to the quotient obtained by dividing (i)(A) $1.2 billion divided by (B) the number of Fully Diluted CoinShares Equity Securities (as defined below) (such quotient obtained by dividing (A) by (B), the “Equity Value Per Share”) by (ii) $10.00 (such quotient obtained by dividing (i) by (ii), the “Equity Exchange Ratio”); (x) each option to purchase CoinShares Ordinary Shares (each, a “CoinShares Option”) that is issued and outstanding and has vested pursuant to its terms will be converted into the right to receive an amount in cash equal to the product obtained by multiplying (i) the excess of the Equity Value Per Share over the exercise price of such CoinShares Option that has vested by (ii) the number of CoinShares Ordinary Shares underlying such CoinShares Option; (y) (i) each CoinShares Option that is unvested will be converted into an option to purchase a number of Holdco Ordinary Shares equal to the product obtained by multiplying (A) the number of CoinShares Ordinary Shares underlying such CoinShares Option by (B) the Equity Exchange Ratio, and (ii) the per share exercise price of each Holdco Ordinary Share issuable upon exercise of the converted CoinShare Option will be equal to the quotient obtained by dividing (A) the exercise price per CoinShares Ordinary Share of such CoinShares Option immediately before the Acquisition Effective Time by (B) the Equity Exchange Ratio, subject to the same terms and conditions underlying the CoinShares Option prior to conversion and (z) each PIPE Share will be exchanged for one (1) Holdco Ordinary Share.

“Fully Diluted CoinShares Equity Securities” means (a) the CoinShares Ordinary Shares issued and outstanding immediately prior to the Acquisition Effective Time (other than the PIPE Shares) and (b) the CoinShares Ordinary Shares that, immediately prior to the Acquisition Effective Time, would be issued if the CoinShares Options, whether vested or unvested, were net settled by withholding CoinShares Ordinary Shares upon exercise.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which shall not survive the consummation of the Transactions (the “Closing”). Many of the representations and warranties are qualified by materiality, Company Material Adverse Effect or SPAC Material Adverse Effect. “Company Material Adverse Effect,” as used in the Business Combination Agreement, means, subject to certain exceptions specified in the Business Combination Agreement, any state of facts, change, circumstance, occurrence, event or effect, that, individually or in the aggregate, has had, or would reasonably be expected to have, a materially adverse effect on (a) the business, assets, financial condition or results of operations of the Group Companies, taken as a whole; or (b) the ability of CoinShares or Holdco, as applicable, to perform its obligations under the Business Combination Agreement or to consummate the Transactions. “SPAC Material Adverse Effect,” as used in the Business Combination Agreement, means, subject to certain exceptions specified in the Business Combination Agreement, any state of facts, change, circumstance, occurrence, event or effect, that, individually or in the aggregate, has had, or would reasonably be expected to have, a materially adverse effect on (a) the business, assets, financial condition or results of operations of SPAC; or (b) the ability of SPAC to perform its obligations under the Business Combination Agreement or to consummate the Transactions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants of the Parties

The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including obligations of the parties to operate their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of CoinShares, with respect to SPAC, and SPAC, with respect to CoinShares, Holdco and SPAC Merger Sub, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, initiate, assist, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

SPAC, CoinShares and Holdco have agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Holdco Ordinary Shares and Holdco Public Warrants to shareholders of SPAC in the Transactions, and containing a proxy statement/prospectus for the purpose of SPAC soliciting proxies from SPAC shareholders to approve, at an extraordinary general meeting of SPAC shareholders, the Business Combination Agreement, the Transactions and related matters (the “SPAC Shareholder Approval”) and providing SPAC public shareholders an opportunity, in accordance with SPAC’s organizational documents and initial public offering prospectus, to have their SPAC Class A Shares redeemed.

Each of CoinShares, Holdco and/or SPAC Merger Sub, as applicable, has also agreed, (a) as promptly as practicable after the execution of the Business Combination Agreement, to apply to the Royal Court of Jersey (the “Court”) for an order convening a meeting of CoinShares shareholders with respect to the Acquisition and related matters and an Act of the Court sanctioning the Acquisition and related matters (the “Act of the Court”), and (b) no later than ten (10) days after the Registration Statement is effective, to call, convene and hold an extraordinary general meetings of CoinShares shareholders for the purpose of obtaining the requisite approval, under Jersey law and as ordered by the Court, of CoinShares shareholders of, among other things, the Acquisition and the other Transactions to which CoinShares is a party (the “CoinShares Shareholder Approval”). In furtherance of the foregoing and the Company’s obligations under the Shareholder Support Agreement (as defined below), as promptly as practicable following the date of the Business Combination Agreement, CoinShares has agreed to take all such actions as are necessary, proper or advisable to obtain the agreement of the CoinShares shareholders required for the CoinShares Shareholder Approval, including, without limitation, the execution of voting agreements or additional Shareholder Support Agreements.

Conditions to the Parties’ Obligations to Consummate the Transactions

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions, including, among other things: (i) receipt of the SPAC Shareholder Approval; (ii) receipt of the CoinShares Shareholder Approval; (iii) receipt of certain specified regulatory approvals, including, without limitation, expiration or termination of any waiting period under the Hart-Scott-Rodino Act; (iv) consummation of the Transactions not being prohibited or enjoined by any order, rule, regulation or other applicable law; (v) absence of any SPAC secured creditors; (vi) Holdco Ordinary Shares having been approved for listing on The Nasdaq Stock Market (“Nasdaq”) (or any other public stock market or exchange in the United States as may be agreed by CoinShares and SPAC), subject to official notice of issuance thereof; (vii) effectiveness of the Registration Statement in accordance with the Securities Act, and absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement; and (viii) the Act of the Court having been obtained and delivered to the Jersey Registrar of Companies.

The obligations of SPAC to consummate the Transactions are also subject to, among other things: (i) the respective representations and warranties of CoinShares, Holdco and SPAC Merger Sub being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement; (ii) material performance or compliance by CoinShares, Holdco and SPAC Merger Sub with their respective pre-Closing covenants; (iii) no SPAC Material Adverse Effect having occurred since the date of the Business Combination Agreement that is continuing; and (iv) material performance by CoinShares and the Key CoinShares Shareholders (as defined below) with their respective pre-Closing covenants under the Shareholder Support Agreement (as defined below).

The obligations of CoinShares, Holdco and SPAC Merger Sub to consummate the Transactions are also subject to, among other things: (i) no information having been made public by SPAC, or otherwise made available to CoinShares, Holdco or SPAC Merger Sub by SPAC, being materially inaccurate, incomplete or misleading in any material respect, and SPAC having made public all material information which is required to be made public under applicable law; (ii) no state of facts, changes, circumstances, occurrences, events or effects having occurred that has had, or would reasonably be expected to have, a materially adverse effect on (x) the business, assets, financial condition or results of operations of SPAC; or (y) the ability of SPAC to perform its material obligations under the Business Combination Agreement or to consummate the Transactions, in each case, subject to certain exceptions; (iii) none of SPAC or SPAC Sponsor having (x) taken any action that is likely to impair the prerequisites for the Closing, or (y) failed to take any action the failure of which is likely to impair the prerequisites for the Closing; and (iv) completion of the Private Placement Warrant Cancellation.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing, among other things: (i) by mutual written agreement of SPAC and CoinShares at any time, (ii) by either SPAC or CoinShares if the Transactions shall not have been consummated by June 8, 2026; (iii) by either SPAC or CoinShares if a Governmental Entity of competent jurisdiction shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Mergers, which Order or other action is final and nonappealable; (iv) by CoinShares, upon notice and subject to specified conditions with respect to cure of relevant defaults, if any information made public by SPAC, or otherwise made available to CoinShares, Holdco or SPAC Merger Sub by SPAC, is inaccurate, incomplete or misleading in any material respect, or if SPAC has failed to make public all information which is required to be made public under applicable law; (v) by SPAC, upon notice and subject to specified conditions with respect to cure of relevant defaults, upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of CoinShares, Holdco or SPAC Merger Sub, or if any representation or warranty of CoinShares shall have become untrue, in each case, such that the conditions would not be satisfied; (vi) by either SPAC or CoinShares if the SPAC Shareholder Approval is not obtained; or (vii) by either SPAC or CoinShares if the CoinShares Shareholder Approval and the Act of the Court are not obtained.

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, each party will remain liable for willful breaches of the Business Combination Agreement or for Fraud prior to termination. Notwithstanding the foregoing, CoinShares will bear all fees, costs and expenses incurred by any party in connection the filing of the Registration Statement with the SEC and submitting a listing application for Holdco securities to Nasdaq (or any other public stock market or exchange in the United States as may be agreed by CoinShares and SPAC), regardless of whether the Closing occurs. Additionally, following the Closing, Holdco will be required to reimburse or pay or cause to be reimbursed or paid, all expenses of the parties, provided that expenses of the SPAC (subject to certain exceptions) shall only be reimbursed up to an amount of $4,000,000.

Trust Account Waiver

CoinShares, Holdco and SPAC Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account, and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom).

Governing Law and Jurisdiction

The Business Combination Agreement is governed by the laws of the State of New York regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof, except that (a) the scheme of arrangement relating to the Acquisition and matters expressly required by the terms of the Business Combination Agreement to be governed by Jersey law, shall be governed by Jersey law and its regulations and (b) the SPAC Merger and matters expressly required by the terms of the Business Combination Agreement to be governed by Cayman Islands law, shall be governed by Cayman Islands law and its regulations. All actions arising out of or relating to the Business Combination Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K. The filing of the Business Combination Agreement herewith provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations, warranties and covenants in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations, warranties and covenants in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Related Agreements

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, SPAC entered into a Sponsor Support Agreement with Sponsor, CoinShares and Holdco (the “Sponsor Support Agreement”), pursuant to which, among other things, Sponsor agreed (i) to vote its SPAC Ordinary Shares in favor of the Business Combination and all related transactions and proposals, and withhold consent for any action that may result in breach of the Business Combination Agreement or otherwise impair the Closing, (ii) to waive any rights to adjustment or other anti-dilution or similar protections with respect to the rate that the SPAC Class B Shares held by Sponsor will convert into SPAC Class A Shares in connection with the Business Combination and related transactions, (iii) not to transfer, redeem or cause the redemption of any of the SPAC Class B Shares or SPAC Class A Shares held by Sponsor prior to or in connection with the consummation of the Business Combination, (iv) to forfeit and surrender the Sponsor Forfeited Shares, (v) to effect the Private Placement Warrant Cancellation, (vi) to consummate the SPAC Class B Conversion one (1) day prior to the SPAC Effective Time, (vii) to release any claims against SPAC, Holdco, CoinShares and SPAC Merger Sub with respect to any matter arising prior to the Closing, subject to customary exceptions and existing contractual rights, and (viii) to cause to be forgiven, for no consideration, any loans made to SPAC by Sponsor, any member of SPAC or Sponsor’s respective management teams, or any other person.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Shareholder Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, a group of CoinShares shareholders (the “Key CoinShares Shareholders”) holding at least 75% of the outstanding CoinShares Ordinary Shares entered into a Shareholder Support Agreement with SPAC, Holdco, CoinShares and SPAC Merger Sub (the “Shareholder Support Agreement”), pursuant to which, among other things, such Key CoinShares Shareholders agreed (i) to vote in favor of the Business Combination and all related transactions and proposals, and withhold consent for any action that may result in breach of the Business Combination Agreement or otherwise impair the Closing, (ii) to waive any preemption rights or similar protections with respect to their CoinShares Ordinary Shares in connection with the Business Combination and related transactions, and (iii) not to transfer, redeem or cause the redemption of any of the CoinShares Ordinary Shares held by such Key CoinShares Shareholders prior to or in connection with the consummation of the Business Combination, subject to customary exceptions and existing contractual rights. The approval of the Acquisition will also require the favorable vote of a majority of the total number of CoinShares shareholders named on the register of shareholders.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Support Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Lock-Up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Sponsor and the Key CoinShares Shareholders (collectively, the “Lock-Up Parties”) entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with Holdco and SPAC, pursuant to which the Lock-Up Parties agreed that the Holdco Ordinary Shares received by each such Lock-Up Party will be locked up and subject to transfer restrictions, as described below, subject to certain exceptions. The Holdco Ordinary Shares held by each Lock-Up Party will be locked up until the earlier of (i) six (6) months after the date of the Closing (the “Anniversary Release”), and (ii) the date on which Holdco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction after the Closing which results in all of Holdco’s shareholders having the right to exchange their Holdco Ordinary Shares for cash, securities or other property. Beginning on the date that is 90 days after the Closing Date, any CoinShares shareholder prior to the Business Combination that is subject to a Lock-Up Agreement other than any executive officer, founder or director of Holdco, or their respective affiliates, may transfer up to 20% of their respective Holdco Ordinary Shares, so long as the closing sales price of the Holdco Ordinary Shares equals or exceeds $18.00 per share for at least 20 trading days within any 30 consecutive trading day period commencing any time 60 days after the Closing Date. Any CoinShares shareholder prior to the Business Combination that is subject to a Lock-Up Agreement may transfer all of their respective Holdco Ordinary Shares, so long as the closing sales price of the Holdco Ordinary Shares equals or exceeds $22.00 per share for at least 20 trading days within any 30 consecutive trading day period commencing any time after the Closing Date.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

A&R Registration Rights Agreement

At the Closing, Holdco, SPAC Merger Sub, Sponsor and certain securityholders of Holdco will amend and restate the Registration Rights Agreement, dated as of September 5, 2024, by entering into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Among other things, the A&R Registration Rights Agreement will provide that the Sponsor and such other securityholders will be granted certain customary registration rights, on the terms and subject to the conditions set forth in the A&R Registration Rights Agreement, with respect to securities of Holdco that they will hold following the Business Combination.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, the form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 7.01 Regulation FD.

On September 8, 2025, SPAC and CoinShares issued a joint press release (the “Joint Press Release”) announcing the execution of the Business Combination Agreement. The Joint Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, CoinShares issued a press release in Sweden (the “Swedish Release”) announcing the execution of the Business Combination Agreement. The Swedish Release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Attached as Exhibit 99.3 and incorporated herein by reference is the investor presentation for use by SPAC in meetings with certain of its shareholders as well as other persons with respect to the Transactions, as described in this Current Report on Form 8-K.

On September 8, 2025, CoinShares issued a director’s statement regarding the proposed Business Combination. A copy of that document is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

On September 8, 2025, CoinShares posted frequently asked questions on its website regarding the proposed Business Combination. A copy of that document is furnished as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

Item 8.01 Other Events.

In connection with the Transactions, contemporaneously with the execution of the Business Combination Agreement, CoinShares and Holdco entered into a subscription agreement (the “Subscription Agreement”) with the accredited investor named therein (the “Investor”). Pursuant to the Subscription Agreement, CoinShares agreed to issue and sell, and the Investor agreed to subscribe for and purchase, immediately prior to the Acquisition Effective Time, an aggregate of 5,000,000 CoinShares Ordinary Shares at a price of $10.00 per share for an aggregate of $50,000,000. In consideration of the Investor’s commitment, CoinShares has agreed, subject to the Investor’s compliance with its obligations under the Subscription Agreement, to issue to the Investor an additional 1,666,667 CoinShares Ordinary Shares as a commitment fee immediately prior to the Acquisition Effective Time (such investment the “PIPE Investment”).

The obligations of CoinShares to consummate the PIPE Investment are further subject to additional conditions, including, among other things: (i) the truth and accuracy of the representations and warranties of the Investor, subject to customary bring-down standards; (ii) material compliance by the Investor with their agreements and covenants under the Subscription Agreement; (iii) receipt of the CoinShares Shareholder Approval; and (iv) the Transactions shall be scheduled to occur promptly after the consummation of the PIPE Investment.

The obligations of the Investor to consummate the PIPE Investment are further subject to additional conditions, including, among other things: (i) the truth and accuracy of the representations and warranties of CoinShares in the Subscription Agreement, subject to customary bring-down standards; (ii) material compliance by CoinShares with its agreements and covenants under the Subscription Agreement; (iii) receipt of the CoinShares Shareholder Approval; and (iv) the Transactions shall be scheduled to occur promptly after the consummation of the PIPE Investment.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, the form of which is filed as Exhibit 99.6 to this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the Transactions, Holdco, CoinShares and SPAC intend to file a Registration Statement on Form F-4 (as amended and supplemented from time to time, the “Registration Statement”) with the SEC, which will include a preliminary proxy statement of SPAC and a prospectus of Holdco relating to the offer of the securities to be issued to SPAC’s securityholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”). The definitive proxy statement and other relevant documents will be mailed to SPAC shareholders as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. SPAC, CoinShares and/or Holdco will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, COINSHARES, HOLDCO AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SPAC, CoinShares and/or Holdco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Vine Hill Capital Investment Corp., 500 E Broward Blvd, Suite 900, Fort Lauderdale, FL 33394, or upon written request to CoinShares or Holdco at c/o CoinShares International Limited, 2nd Floor, 2 Hill Street, JE2 4UA St Helier Jersey, Channel Islands.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, CoinShares, Holdco and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Transactions. You can find information about SPAC’s directors, executive officers, certain of their shareholders and other members of management and employees and their interest in SPAC can be found in the sections entitled “Directors, Executive Officers and Corporate Governance—Conflicts of Interest,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Party Transactions” of SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025 and is available free of charge at the SEC’s website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/2025396/000101376225002707/ea0234943-10k_vinehill.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

A list of the names of the directors, executive officers, other members of management and employees of the Company and Holdco, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC, CoinShares or Holdco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” with respect to SPAC, CoinShares and/or Holdco within the meaning of the federal securities laws. These forward-looking statements include all statements other than statements of historical fact, including, without limitation, estimates and forecasts of financial position, business strategy, plans, targets and objectives of the management of the Company for future operations (including development plans and objectives), the anticipated benefits of the Business Combination, the anticipated capitalization and enterprise value of Holdco and the Company following the Business Combination, expectations related to the terms and timing of the Business Combination, regulatory developments in the Company’s industries, and funding of and investments into the Company or Holdco. In some cases, you can identify forward-looking statements by terminology such as “according to estimates”, “anticipates”, “assumes”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “is of the opinion”, “may”, “plans”, “potential”, “predicts”, “projects”, “targets”, “to the knowledge of”, “should”, “will”, “would”, or the negatives of these terms, variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

Such forward-looking statements are subject to risks, uncertainties, and other factors which may adversely affect CoinShares’ and Holdco’s ability to implement and achieve their plans and objectives set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding CoinShares’ and Holdco’s present and future policies and plans and the environment in which CoinShares and Holdco will operate in the future. Many actual events or circumstances are outside of the control of CoinShares, Holdco or SPAC. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this press release. Factors that may cause such differences include, but are not limited to: (1) the Transactions not being completed in a timely manner or at all, which may adversely affect the price of SPAC’s and/or CoinShares’ securities; (2) the Transactions not being completed by SPAC’s business combination deadline; (3) failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of SPAC’s and CoinShares’ shareholders and obtaining the requisite Acts of the Royal Court of Jersey; (4) failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of CoinShares and Holdco to grow and manage growth profitably, build or maintain relationships with customers and retain management and key employees, capital expenditures, requirements for additional capital and timing of future cash flow provided by operating activities and the demand for digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Holdco; (5) the level of redemptions by SPAC’s public shareholders which will reduce the amount of funds available for CoinShares and Holdco to execute on their business strategies and may make it difficult to obtain or maintain the listing or trading of Holdco Ordinary Shares on a major securities exchange; (6) failure of Holdco to obtain or maintain the listing of its securities on any securities exchange after the Closing; (7) costs related to the Transactions and as a result of Holdco becoming a U.S.-listed public company that may be higher than currently anticipated; (8) changes in business, market, financial, political and regulatory conditions; (9) volatility and rapid fluctuations in the market prices of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Holdco; (10) failure of CoinShares’ and/or Holdco’s digital asset investment products to track their respective target benchmarks; (11) regulatory or other developments that negatively impact demand for the products and services provided by CoinShares and/or Holdco; (12) the outcome of any event, change or other circumstance that could give rise to the inability to consummate the Business Combination; (13) the outcome of any legal proceedings that may be instituted against SPAC, CoinShares, Holdco and/or any of their respective affiliates or others; (14) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (15) the risk that the Business Combination disrupts current plans and operations of SPAC and/or CoinShares as a result of the announcement and consummation of the Business Combination; (16) treatment of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Holdco, for U.S. and foreign tax purposes; (17) challenges in implementing CoinShares and/or Holdco’s business plan due to operational challenges, significant competition and regulation; (18) being considered to be a “shell company” or “former shell company” by the securities exchange on which Holdco Ordinary Shares will be listed or by the SEC, which may impact the ability to list Holdco Ordinary Shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of Holdco’s securities; (19) trading price and volume of Holdco Ordinary Shares may be volatile following the Transactions and an active trading market may not develop; (20) Holdco shareholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities of Holdco; (21) investors may experience immediate and material dilution upon the Closing as a result of the SPAC Class B Shares held by Sponsor, since the value of the Holdco Ordinary Shares received by Sponsor in exchange for such SPAC Class B Shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Holdco Ordinary Shares at such time is substantially less than the price per share paid by investors; (22) conflicts of interest that may arise from investment and transaction opportunities involving Holdco, CoinShares, their respective affiliates and other investors and clients; (23) digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes; (24) risks relating to the custody of CoinShares’ and Holdco’s digital assets, including the loss or destruction of private keys required to access its digital assets and cyberattacks or other data loss relating to its digital assets, which could cause CoinShares or Holdco, as applicable, to lose some or all of its digital assets; (25) a security breach, cyber-attack or other event where unauthorized parties obtain access to CoinShares’ or Holdco’s digital assets, as a result of which CoinShares or Holdco may lose some or all of their digital assets temporarily or permanently and their financial condition and results of operations could be materially adversely affected; (26) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the value of digital assets and adversely affect CoinShares’ and/or Holdco’s business; (27) potential regulatory changes reclassifying certain digital assets as securities could lead to the CoinShares’ or Holdco’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of CoinShares’ or Holdco’s digital assets and the market price of CoinShares or Holdco listed securities; and (28) other risks and uncertainties included in (x) the “Risk Factors” sections of the SPAC Annual Report and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Holdco, CoinShares and/or SPAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. None of SPAC, CoinShares or Holdco undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by SPAC’s, CoinShares’ or Holdco’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of SPAC’s, CoinShares’ or Holdco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that SPAC, CoinShares or Holdco will, or are likely to, generate going forward.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of September 8, 2025, by and among SPAC, SPAC Merger Sub, Holdco, CoinShares and Company Merger Sub
10.1+	Sponsor Support Agreement, dated as of September 8, 2025, by and among Sponsor, SPAC, CoinShares and Holdco
10.2+	Form of Shareholder Support Agreement, dated as of September 8, 2025, by and among the Key CoinShares Shareholders, SPAC, Holdco, CoinShares and SPAC Merger Sub
10.3+	Form of Lock-Up Agreement
10.4+	Form of A&R Registration Rights Agreement
99.1	Joint Press Release dated September 8, 2025
99.2	Swedish Press Release dated September 8, 2025
99.3	Investor Presentation dated September 2025
99.4	Director Statement dated September 2025
99.5	Frequently Asked Questions
99.6+	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SPAC will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2025

VINE HILL CAPITAL INVESTMENT CORP.

By:	/s/ Nicholas Petruska
Name:	Nicholas Petruska
Title:	Chief Executive Officer